UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 20, 2020

Osmotica Pharmaceuticals plc

(Exact name of registrant as specified in its charter)

Ireland	001-38709	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Crossing Boulevard Bridgewater, NJ	08807
(Address of principal executive offices)	(Zip Code)

(Registrant’s telephone number, including area code): (908) 809-1300

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares	OSMT	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the 2020 Annual General Meeting of Shareholders (the “Annual Meeting”) of Osmotica Pharmaceuticals plc (the “Company”) held on May 20, 2020, shareholders voted on the following proposals:

•	Election of the directors of the Company, each to serve a term extending until the conclusion of the Company’s next annual general meeting of shareholders;

•	Ratification, in a non-binding advisory vote, of the appointment of Ernst & Young LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2020, and authorization, in a binding vote, of the Company’s board of directors, acting through the audit committee, to set the independent registered public accounting firm’s remuneration; and

•	Approval of a waiver of offer obligations under Rule 37 of the Irish Takeover Rules to enable share buybacks or redemptions.

The final voting results for the Annual Meeting are as follows:

1.	The shareholders elected Brian Markison, Joachim Benes, David Burgstahler, Gregory L. Cowan, Michael DeBiasi, Sriram Venkataraman, Juan Vergez and Fred Weiss as directors, each to serve a term extending until the conclusion of the Company’s next annual general meeting of shareholders or until his successor is duly elected and qualified or until his death, resignation or removal, based on the following votes:

	For	Against	Abstain	Broker Non-Votes
Brian Markison	41,057,347	1,948,306	6,678	6,206,331

Joachim Benes	41,399,103	1,606,558	6,670	6,206,331

David Burgstahler	40,227,229	2,778,433	6,669	6,206,331

Gregory L. Cowan	42,925,631	80,031	6,669	6,206,331

Michael DeBiasi	42,924,677	80,087	7,567	6,206,331

Sriram Venkataraman	41,393,754	1,606,585	11,992	6,206,331

Juan Vergez	39,914,896	3,085,443	11,992	6,206,331

Fred Weiss	41,575,173	1,425,246	11,912	6,206,331

2.	The shareholders ratified, in a non-binding advisory vote, the appointment of Ernst & Young LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2020, and authorized, in a binding vote, the Company’s board of directors, acting through the audit committee, to set the independent registered public accounting firm’s remuneration, based on the following votes:

For	Against	Abstain	Broker Non-Votes
49,202,039	11,140	5,483	0

3.	The independent shareholders did not approve a waiver of offer obligations under Rule 37 of the Irish Takeover Rules to enable share buybacks or redemptions, based on the following votes:

For	Against	Abstain	Broker Non-Votes
2,867,646	3,050,625	74,490	6,206,331

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OSMOTICA PHARMACEUTICALS PLC

By:	/s/ Andrew Einhorn
Andrew Einhorn
Chief Financial Officer

Date: May 27, 2020